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                        AIM INVESTMENT SECURITIES FUNDS
                       AIM LIMITED MATURITY TREASURY FUND

                              INSTITUTIONAL CLASS


                         Supplement dated July 13, 2001
      to the Statement of Additional Information dated November 28, 2000 as revised February 22, 2001


The following sentence replaces in its entirety the first sentence of the second paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 6 of the Statement of Additional Information:

     "The members of the Audit Committee are Messrs. Crockett, Daly, Dowden (acting Chairman), Fields, Pennock and Sklar and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the third paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 6 of the Statement of Additional Information:

     "The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Fields, Pennock and Sklar (Chairman) and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the fourth paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 6 of the Statement of Additional Information:

     "The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Fields, Pennock and Sklar and Dr. Mathai-Davis."